[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report
May 31, 2002

Merrill Lynch
U.S. Treasury
Money Fund

www.mlim.ml.com

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

DEAR SHAREHOLDER

For the six-month period ended May 31, 2002, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 1.24%.* The Fund's 7-day yield as of May 31, 2002 was 1.16%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at May 31, 2002 was 61 days compared to 64 days as of November 30, 2001.

The Environment

An already weak US economy suffered a considerable setback after the events of September 11, 2001. Initial shocks caused a drop in equity prices, a pullback in consumer confidence and triggered job cuts in several industries. The quick response by the Federal Reserve Board to lower the Federal Funds rate reassured the financial markets and led to the resumption of normal activity. The lower interest rate scenario caused a new wave of home mortgage refinancing, providing many consumers with the means to spend more than anticipated during the holiday season. Additionally, discounted auto loan rates (0% financing plus rebates) were instrumental in boosting auto sales to record levels during the last months of 2001. However, corporate earnings were unable to meet expectations throughout the period, dampening the ability of the equity markets to sustain a recovery. Disclosures surrounding Enron Corporation's rise and fall and investor nervousness over possible irregularities in balance sheet accounting increased pressure on the equity markets. The short-end of the fixed-income market was accordingly viewed as a safe haven for investors for much of the period. Investor flight to safety caused yield spreads on US Treasury issues to tighten dramatically.

The Federal Reserve Board lowered interest rates by 25 basis points (0.25%) at its December 11, 2001 meeting. This proved to be the last interest rate decrease during the six-month period ended May 31, 2002. Incipient signs of economic recovery in January 2002 were enough to keep interest rates steady at the January 30 Federal Open Market Committee (FOMC) meeting. By the March 19, 2002 meeting, the Federal Reserve Board saw very little inflationary pressure in the economy and believed that the interest rate cuts were working better than expected. As a result, interest rates were left unchanged, but the Federal Reserve Board moved its bias to neutral. Several members of the FOMC, including Federal Reserve Board Chairman Alan Greenspan, expressed guarded optimism on the outlook for the US economy, and it appears that investors believe the Federal Reserve Board's next move may be to increase interest rates. The Federal Reserve Board's challenge will be to balance the need to nurture the fledgling US economy with low interest rates and the risk that they might create an environment that spurs inflation.

Portfolio Strategy

During the six-month period ended May 31, 2001, we sought to remain consistent with regard to duration. With the Federal Reserve Board's move toward a prolonged period of neutrality, we lowered our average

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


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Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

life to a range of 41 days-65 days. We utilized a barbell investment strategy that allowed us to take advantage of higher interest rates in the six-month-18-month sector of the yield curve. The elimination of the 30-year US Treasury bond, combined with the immediate need to fund the Bush Administration's initiatives, resulted in record short bill issuance at higher yields. Auction size in the weekly three-month and six-month bills grew to $32 billion, accompanied by increases in the four-week bill to $25 billion. However, as the US Treasury approaches debt-ceiling limits, the auction size of the four-week bill fell to $16 billion. Two-year note issuance rose to $27 billion, which was a record high and helped to maintain a steep yield curve. This allowed us the opportunity to trade the yield curve in the six-month-nine-month sector by the end of the period.

Going forward, while we remain constructive, we have concerns about the potential for a steeper yield curve out to two years. At this time, yields on longer securities represent a good spread to one-month rates, but we will be careful of entry points with the expectation that yields are likely to trend higher in the coming months.

In Conclusion

We thank you for your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Cindy V. Macaulay

Cindy V. Macaulay
Vice President and Portfolio Manager

June 13, 2002


2
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Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                    Face    Interest        Maturity
Issue                              Amount     Rate*           Date         Value
--------------------------------------------------------------------------------
US Government Obligations--99.5%
--------------------------------------------------------------------------------
US Treasury Bills                  $4,625     1.73   %      6/06/2002    $ 4,624
                                    2,000     1.74          6/06/2002      2,000
                                    3,000     1.72          6/12/2002      2,999
                                      600     1.69          6/13/2002        600
                                      273     1.705         6/13/2002        273
                                      458     1.715         6/13/2002        458
                                      793     1.72          6/13/2002        793
                                    4,000     1.7425        6/13/2002      3,998
                                    4,000     1.75          6/13/2002      3,998
                                    3,190     1.68          6/20/2002      3,188
                                      318     1.687         6/20/2002        318
                                    4,000     1.7025        6/20/2002      3,997
                                    1,000     1.71          6/27/2002        999
                                    4,000     1.72          6/27/2002      3,996
                                    1,000     1.83          6/27/2002        999
                                      636     1.70          7/05/2002        635
                                      219     1.707         7/05/2002        219
                                      526     1.72          7/05/2002        525
                                      235     1.73          7/05/2002        235
                                    1,500     1.74          7/05/2002      1,498
                                      650     1.69          7/18/2002        649
                                      347     1.7025        7/18/2002        346
                                      285     1.72          7/25/2002        284
                                      431     1.725         7/25/2002        430
                                      900     1.75          7/25/2002        898
                                      300     1.80          8/01/2002        299
                                      746     1.72          8/15/2002        744
                                      500     1.805         8/15/2002        498
                                      500     1.705         8/22/2002        498
                                      523     1.72          8/22/2002        521
                                      409     1.73          8/22/2002        408
                                      269     1.705         8/29/2002        268
                                    1,000     1.74          8/29/2002        996
                                    1,000     2.08          9/19/2002        995
                                      750     1.98         10/03/2002        746
                                    4,650     1.965        10/10/2002      4,617
                                    1,500     1.975        10/10/2002      1,489
                                      500     1.945        10/17/2002        496
                                    1,000     1.95         10/17/2002        994
                                      400     1.88         11/21/2002        397
                                      500     1.89         11/21/2002        496
                                    1,300     1.86         12/05/2002      1,288
--------------------------------------------------------------------------------


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Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                    Face    Interest        Maturity
Issue                              Amount     Rate*           Date         Value
--------------------------------------------------------------------------------
US Government Obligations (concluded)
--------------------------------------------------------------------------------
US Treasury Notes                  $  900     5.75%        10/31/2002    $   914
                                    1,000     4.75          1/31/2003      1,018
                                      500     5.50          1/31/2003        511
                                      500     6.25          2/15/2003        515
                                      500     5.50          2/28/2003        513
--------------------------------------------------------------------------------
Total US Government Obligations (Cost--$58,151)........................   58,180
--------------------------------------------------------------------------------
Total Investments (Cost--$58,151)--99.5%...............................   58,180

Other Assets Less Liabilities--0.5%....................................      293
                                                                         -------

Net Assets--100.0%.....................................................  $58,473
                                                                         =======
--------------------------------------------------------------------------------

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
      US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

      See Notes to Financial Statements.


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Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

FINANCIAL INFORMATION

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2002
----------------------------------------------------------------------------------------------
Assets:      Investments, at value (identified cost--$58,151,210*).                $58,180,458
             Cash .................................................                        435
             Receivables:
               Securities sold ....................................  $ 4,234,997
               Beneficial interest sold ...........................      402,684
               Interest ...........................................       46,495     4,684,176
                                                                     -----------
             Prepaid registration fees and other assets ...........                     42,206
                                                                                   -----------
             Total assets .........................................                 62,907,275
                                                                                   -----------
----------------------------------------------------------------------------------------------
Liabilities: Payables:
               Securities purchased ...............................    4,286,486
               Beneficial interest redeemed .......................      108,362
               Distributor ........................................       28,673
               Investment adviser .................................        6,741     4,430,262
                                                                     -----------
             Accrued expenses and other liabilities ...............                      4,372
                                                                                   -----------
             Total liabilities ....................................                  4,434,634
                                                                                   -----------
----------------------------------------------------------------------------------------------
Net Assets:  Net assets ...........................................                $58,472,641
                                                                                   ===========
----------------------------------------------------------------------------------------------
Net Assets   Shares of beneficial interest, $.10 par value,
Consist of:  unlimited number of shares authorized.................                $ 5,844,339
             Paid-in capital in excess of par......................                 52,599,054
             Unrealized appreciation on investments--net...........                     29,248
                                                                                   -----------
             Net assets--Equivalent to $1.00 per share based on
             58,443,393 shares of beneficial interest
             outstanding...........................................                $58,472,641
                                                                                   ===========
----------------------------------------------------------------------------------------------

* As of May 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $29,248, of which $29,249 related to appreciated securities and $1 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $58,151,210.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

Statement of Operations

                                                                                               For the Six Months Ended
                                                                                                            May 31,2002
-----------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned .............                   $ 635,525
-----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .............................................   $  165,145
                     Distribution fees.....................................................       40,963
                     Professional fees.....................................................       34,612
                     Trustees' fees and expenses...........................................       23,597
                     Accounting services...................................................       17,361
                     Transfer agent fees...................................................       16,736
                     Registration fees.....................................................       15,091
                     Printing and shareholder reports......................................       10,195
                     Custodian fees........................................................        4,970
                     Pricing fees..........................................................          865
                     Other.................................................................        5,045
                                                                                              ----------
                     Total expenses before reimbursement...................................      334,580
                     Reimbursement of expenses.............................................     (115,601)
                                                                                              ----------
                     Total expenses after reimbursement....................................                     218,979
                                                                                                            -----------
                     Investment income--net................................................                     416,546
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net.....................................                       2,754
Unrealized           Change in unrealized appreciation on investments--net.................                     (35,434)
Gain (Loss) on                                                                                              -----------
Investments--Net:    Total realized and unrealized loss on investments--net................                     (32,680)
                                                                                                            -----------
                     Net Increase in Net Assets Resulting from Operations..................                 $   383,866
                                                                                                            ===========
-----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


6
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Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                      For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                        May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                        2002            2001
----------------------------------------------------------------------------------------------------------------------------------
Operations:              Investment income--net .................................................   $     416,546    $   1,642,484
                         Realized gain on investments--net ......................................           2,754           56,242
                         Change in unrealized appreciation on investments--net ..................         (35,434)          59,550
                                                                                                    -------------    -------------
                         Net increase in net assets resulting from operations ...................         383,866        1,758,276
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &              Investment income--net .................................................        (416,546)      (1,642,484)
Distributions to         Realized gain on investments--net ......................................          (2,754)         (56,242)
Shareholders:                                                                                       -------------    -------------
                         Net decrease in net assets resulting from dividends and
                         distributions to shareholders ..........................................        (419,300)      (1,698,726)
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest      Net proceeds from sale of shares .......................................     111,739,976      133,986,721
Transactions:            Value of shares issued to shareholders in reinvestment
                         of dividends and distributions .........................................         419,276        1,698,749
                                                                                                    -------------    -------------
                                                                                                      112,159,252      135,685,470
                         Cost of shares redeemed ................................................    (113,086,228)    (110,574,198)
                                                                                                     -------------    -------------
                         Net increase (decrease) in net assets derived from beneficial
                         interest transactions ..................................................        (926,976)      25,111,272
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:              Total increase (decrease) in net assets ................................        (962,410)      25,170,822
                         Beginning of period ....................................................      59,435,051       34,264,229
                                                                                                    -------------    -------------
                         End of period ..........................................................   $  58,472,641    $  59,435,051
                                                                                                    =============    =============
----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights




The following per share data and ratios have been derived                     For the Six                    For the
from information provided in the financial statements.                       Months Ended            Year Ended November 30,
                                                                                May 31,     ---------------------------------------
Increase (Decrease) in Net Asset Value:                                          2002       2001        2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period.....................   $  1.00    $  1.00     $  1.00   $  1.00   $  1.00
Operating                                                                        -------    -------     -------   -------   -------
Performance:         Investment income--net ..................................     .0062      .0336       .0469     .0386     .0453
                     Realized and unrealized gain (loss) on investments--net .    (.0005)     .0023       .0005    (.0002)    .0009
                                                                                 -------    -------     -------   -------   -------
                     Total from investment operations ........................     .0057      .0359       .0474     .0384     .0462
                                                                                 -------    -------     -------   -------   -------
                     Less dividends and distributions:
                        Investment income--net ...............................    (.0062)    (.0336)     (.0469)   (.0386)   (.0453)
                        Realized gain on investments--net ....................        --++   (.0011)     (.0001)   (.0002)   (.0006)
                                                                                 -------    -------     -------   -------   -------
                     Total dividends and distributions .......................    (.0062)    (.0347)     (.0470)   (.0388)   (.0459)
                                                                                 -------    -------     -------   -------   -------
                     Net asset value, end of period...........................   $  1.00    $  1.00     $  1.00   $  1.00   $  1.00
                                                                                 =======    =======     =======   =======   =======
                     Total investment return**................................       .63%+     3.75%       4.80%     3.93%     4.66%
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ..........................       .66%*      .80%       1.08%      .83%      .75%
Net Assets:                                                                      =======    =======     =======   =======   =======
                     Expenses ................................................      1.01%*     1.15%       1.43%     1.18%     1.10%
                                                                                 =======    =======     =======   =======   =======
                     Investment income and realized gain
                     on investments--net .....................................      1.27%*     3.65%       4.68%     3.90%     4.60%
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:   Net assets, end of period (in thousands).................   $58,473    $59,435     $34,264   $42,241   $46,108
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.

** The Fund's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

 +    Aggregate total investment return.

++    Amount is less than $.0001 per share.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one days to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the six months ended May 31, 2002, MLIM earned fees of $165,145, of which $115,601 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

FAMD for the services it provides and the expenses borne by FAMD under the Distribution Agreement. As authorized by the Plan, FAMD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion and marketing of the shares of the Fund. For the six months ended May 31, 2002, FAMD earned $40,963 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended May 31, 2002, the Fund reimbursed MLIM $2,042 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, PFD, and/or ML & Co.


3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
Cindy V. Macaulay, Vice President
P. Michael Walsh, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210

[LOGO]   Merrill Lynch Investment Managers
                                   [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011

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